UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2016 (December 14, 2016)

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Mockingbird Lane Johnson City, Tennessee		37604
(Address of principal executive offices)		(Zip Code)

(423) 434-8300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2016, the Board of Directors of NN, Inc. (the “Company”) adopted and approved the Company’s 2016 Omnibus Incentive Plan (the “Plan”), subject to stockholder approval. The Plan was submitted to the Company’s stockholders at a special meeting of stockholders held on December 14, 2016 (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved the Plan, and it became effective as of that date. The results of the stockholder vote on the Plan are set forth below under Item 5.07 of this Current Report on Form 8-K.

A description of the material terms of the Plan is set forth under the caption “Proposal 1: Approval of the 2016 Omnibus Incentive Plan—Summary of the 2016 Omnibus Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on November 10, 2016, and is incorporated herein by reference. The description of the Plan therein is a summary and is qualified in its entirety by the full text of the Plan, a copy of which is incorporated by reference to Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As of November 1, 2016, the record date for the Special Meeting, a total of 27,239,637 shares of the Company’s common stock were outstanding and entitled to vote on all matters presented to the Company’s stockholders at the Special Meeting. At the Special Meeting, the Company’s stockholders considered the following proposals:

(1)	Approval of the 2016 Omnibus Incentive Plan; and

(2)	Approval of adjournments to the Special Meeting.

The 2016 Omnibus Incentive Plan was approved, and the aggregate votes cast for or against, as well as abstentions and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
20,320,882	3,285,353	107,097	0

Stockholder action on the second proposal, to approve adjournments to the Special Meeting, was not required, and no vote was taken on that proposal.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	NN, Inc. 2016 Omnibus Incentive Plan (incorporated by reference to Appendix A to NN, Inc. definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 10, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2016

NN, INC.

By:	/s/ Matthew S. Heiter
Name:	Matthew S. Heiter
Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	NN, Inc. 2016 Omnibus Incentive Plan (incorporated by reference to Appendix A to NN, Inc. definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 10, 2016)